UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2011.

BA CREDIT CARD TRUST* (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Notes)	BA MASTER CREDIT CARD TRUST II (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Collateral Certificate)

Commission File Number of depositor:  333-166895

BA CREDIT CARD FUNDING, LLC
(Exact name of depositor as specified in its charter)

FIA CARD SERVICES, NATIONAL ASSOCIATION
 (Exact name of sponsor as specified in its charter)
Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255	c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(980) 683-4915	(980) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

333-166895-01	333-166895-02
(Commission File Numbers)	(Commission File Numbers)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 8 – Other Events.

Item 8.01. Other Events.

Extension of Discount Option

As specifically permitted by Section 2.08 of the Pooling and Servicing Agreement (the “PSA”) for BA Master Credit Card Trust II (“Master Trust II”), on March 1, 2009, BA Credit Card Funding, LLC (“Funding”) began designating 6.00% of new principal receivables in Master Trust II arising on and after such date as “Discount Option Receivables,” and applying collections on those Discount Option Receivables as finance charge collections.  This designation of Discount Option Receivables, which was initially scheduled to end on September 30, 2009, was extended until September 30, 2010.  Beginning on October 1, 2010, Funding continued to designate a percentage of new principal receivables in Master Trust II arising on and after such date as Discount Option Receivables, but such designation was at a reduced rate of 3.00% of new principal receivables arising in Master Trust II being designated as Discount Option Receivables.  This 3.00% designation of Discount Option Receivables is currently scheduled to end on March 31, 2011.  Funding currently expects, starting on April 1, 2011, to continue designating 3.00% of new principal receivables arising in Master Trust II as Discount Option Receivables until June 30, 2011.

Affirmation of the current ratings on outstanding BA Credit Card Trust and Master Trust II securities is required to effectuate this extension.  Funding cannot guarantee that such affirmations will be forthcoming, that the discounting of principal receivables will occur as indicated herein, or that if such discounting of principal receivables is extended until June 30, 2011, that such discounting of principal receivables will be extended beyond June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC
Acting solely in its capacity as
depositor of BA Master Credit Card Trust II and
BA Credit Card Trust

By:	/s/ Scott W. McCarthy
Name: Scott W. McCarthy
Title: President

March 1, 2011